UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 5, 2024

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 5, 2024, the Company held its annual general meeting of shareholders, at which time the proposals described below were voted upon.

(1)	Election of Directors. The Company’s shareholders elected for a one-year term six persons nominated for election as directors. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote
Dr. Mahesh V. Patel	997,661	291,903	1,609,323
Jeffrey A. Fink	996,369	293,195	1,609,323
John W. Higuchi	997,914	291,650	1,609,323
Dr. Jill M. Jene	979,108	310,456	1,609,323
Dr. Richard Dana Ono	1,011,331	278,233	1,609,323
Dr. Spyros Papapetropoulos	952,907	336,657	1,609,323

There were no abstentions with respect to the election of directors.

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders voted upon and ratified the appointment of Tanner LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024. The following table sets forth the vote of the shareholders at the meeting with respect to the appointment of Tanner LLC:

For	Against	Abstain
2,832,044	58,564	8,279

There were no broker non-votes in the ratification of appointment of Tanner LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024.

(3)	Advisory Vote on Executive Compensation. The Company’s shareholders voted upon and adopted a non-binding resolution approving the compensation of the Company’s named executive officers. The following table sets forth the vote of the shareholders at the meeting with respect to the adoption of this resolution on named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
1,049,153	226,089	14,322	1,609,323

(4)	Frequency of Future Advisory Votes to Approve Executive Compensation. The Company’s shareholders voted upon and adopted a non-binding resolution approving the frequency of One Year (an annual vote), for the frequency of future advisory votes relating to the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain
1,056,391	40,782	142,604	49,787

(5)	Amendment to the Amended and Restated 2014 Stock and Incentive Plan. The Company’s shareholders voted upon and approved the amendment and restatement of the Fourth Amended and Restated 2014 Stock and Incentive Plan. The following table sets forth the vote of the shareholders at the meeting with respect to the amendment and restatement of the Fourth Amended and Restated 2014 Stock and Incentive Plan:

For	Against	Abstain	Broker Non-Vote
740,829	543,323	5,412	1,609,323

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	June 5, 2024	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer